UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2006

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Burlington Resources Inc.
(Exact name of registrant as specified in its charter)

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Delaware	1-9971	91-1413284
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

717 Texas Avenue, Suite 2100, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 624-9000

Not Applicable
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Burlington Resources Inc., a Delaware corporation (the “Company”), ConocoPhillips, a Delaware corporation, and Cello Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of ConocoPhillips (“Merger Sub”), have entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 12, 2005. The Merger Agreement provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, the Company will merge with and into Merger Sub, with Merger Sub continuing as the surviving corporation (the “Merger”).

On March 29, 2006, the Board of Directors of the Company, took the following actions with respect to certain of the Company’s plans and agreements:

BURLINGTON RESOURCES INC. 2005 DEFERRED COMPENSATION PLAN

The Board of Directors of the Company adopted the Burlington Resources Inc. 2005 Deferred Compensation Plan (the “2005 Deferred Compensation Plan”). The 2005 Deferred Compensation Plan is a nonqualified plan permitting designated employees to defer base salary for periods after December 31, 2004 until termination of employment. The 2005 Deferred Compensation Plan also serves as a vehicle for deferrals after December 31, 2004 under certain other plans (including the Burlington Resources Inc. Incentive Compensation Plan, the Burlington Resources Inc. 2001 Performance Share Unit Plan, and the Burlington Resources Inc. 2005 Performance Share Unit Plan). During the deferral period, the deferred amounts may be invested at the election of the participant in an interest-bearing investment option (with an interest rate no less than the Moody’s Long-Term Corporate Bond Yield Average), an S&P 500 investment option or employer phantom stock investment option or any combination thereof. Upon termination of employment, payments may be made in a lump sum or in 5 or 10 annual installments as elected by the participant. For certain key employees, distribution is delayed for 6 months following termination of employment, as required by Section 409A of the Internal Revenue Code. Distribution may be accelerated if the participant incurs an unforeseeable emergency.

STOCK INCENTIVE PLANS

The Company’s Board of Directors approved a resolution providing that all outstanding options to purchase shares of the Company’s common stock under the Burlington Resources Inc. 1993 Stock Incentive Plan, the 1997 Employee Stock Incentive Plan, the 2002 Stock Incentive Plan, the 1992 Stock Option Plan for Non-Employee Directors and the 2000 Stock Option Plan for Non-Employee Directors, whether or not vested, will, at the effective time of the Merger, convert into options to purchase shares of common stock of ConocoPhillips in accordance with the formula set forth in the Merger Agreement.

The Board of Directors further approved a resolution providing that, at the effective time of the Merger, the restricted stock granted on January 25, 2006 under the Burlington Resources Inc. 2002 Stock Incentive Plan and the 1997 Employee Stock Incentive Plan shall not convert into the right to receive the Merger Consideration (as defined in the Merger Agreement) but shall instead convert into restricted shares of ConocoPhillips common stock in accordance with the formula set forth in the Merger Agreement.

TERMINATION OF EMPLOYMENT OF MR. BOBBY SHACKOULS

The Board of Directors of the Company adopted certain resolutions relating to the benefits of Bobby S. Shackouls, the Company’s Chairman of the Board, President and Chief Executive Officer, in connection with his termination of employment with the Company. ConocoPhillips and the Company agreed that the employment of Mr. Shackouls will be terminated simultaneous with or immediately prior to the effective time of the Merger so that he may serve as an independent director of ConocoPhillips. Because an early termination of employment might jeopardize Mr. Shackouls’ entitlement to certain benefits conditioned on a “Change in Control”, the Board adopted resolutions designed to ensure that Mr. Shackouls would receive payments and benefits equal to what he would have received if a “Change in Control” occurred immediately before his termination of employment, including his entitlement to severance benefits under the Company’s Executive Change in Control Severance Plan and his employment agreement (subject to the coordination of benefits provision therein), vesting of a bonus payment under the Company’s Incentive Compensation Plan, vesting in performance share units under the Company’s 2005 Performance Share Unit Plan, and vesting in outstanding stock options and restricted stock.

AMENDMENT OF DEFERRAL PROVISIONS OF COMPENSATION PLANS

The Board of Directors approved amendments to various compensation plans of the Company primarily designed to allow deferrals of compensation to continue after December 31, 2004 in compliance with Section 409A of the Code and to preserve grandfathering for prior deferrals, with the following principal changes (to the extent applicable to the particular plan): (i) with respect to the interest-bearing investment alternative, the minimum interest rate will be no less than the Moody’s Long-Term Corporate Bond Yield Average, (ii) with respect to the phantom stock investment alternative, provision is made for the substitution of ConocoPhillips phantom stock for Company phantom stock at the effective time of the Merger, (iii) the participant has the right to select among the available investment options (interest-bearing investment option, S&P 500 investment option and employer phantom stock) following termination of service pending full distribution, and (iv) provisions are added designed to comply with Section 409A of the Code with respect to benefits subject to Section 409A and to preserve grandfathering protection for benefits satisfying the grandfather provisions under Section 409A. The plans affected by some or all of these amendments are the following:

Burlington Resources Inc. Deferred Compensation Plan
Burlington Resources Inc. Incentive Compensation Plan
Burlington Resources Inc. 1992 Performance Share Unit Plan
Burlington Resources Inc. 1997 Performance Share Unit Plan
Burlington Resources Inc. 2001 Performance Share Unit Plan
Burlington Resources Inc. 2005 Performance Share Unit Plan
Burlington Resources Inc. Supplemental Benefits Plan
Burlington Resources Inc. 1998 Employee Phantom Stock Plan
Burlington Resources Inc. Phantom Stock Plan for Non-Employee Directors
Burlington Resources Inc. 1997 Employee Stock Incentive Plan
Burlington Resources Inc. 2002 Stock Incentive Plan
Burlington Resources Inc. 1993 Stock Incentive Plan
LL&E Compensatory Benefits and Supplemental Excess Plan
LL&E Deferred Compensation Arrangement for Selected Employees
Burlington Resources Inc. Retirement Income Plan for Directors
Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors
Burlington Resources Inc. Executive Change in Control Severance Plan
Burlington Resources Inc. Compensation Plan for Non-Employee Directors
Burlington Resources Inc. 1994 Restricted Stock Exchange Plan

SHAREHOLDER RIGHTS AGREEMENT

The information set forth under Item 3.03 is incorporated by reference.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the Merger, the Company and Computershare Trust Company, N.A. (“Computershare”), entered into a First Amendment (the “First Amendment”), dated as of March 29, 2006, to that certain Shareholder Rights Agreement (the “Rights Agreement”), dated as of December 16, 1998, between the Company and Computershare (the current Rights Agent), in respect of the Company’s Preferred Stock Purchase Rights.

The First Amendment provides that (a) neither Merger Sub nor any of its Affiliates or Associates (each as defined in the Rights Agreement) shall be deemed an Acquiring Person (as defined in the Rights Agreement), (b) no Distribution Date, Triggering Event or Stock Acquisition Date (each as defined in the Rights Agreement) shall be deemed to occur, (c) the Rights (as defined in the Rights Agreement) will not separate from the Common Stock (as defined in the Rights Agreement), as provided in the Rights Agreement, in connection with or as a result of the execution, delivery or performance of the Merger Agreement or the consummation of the Merger or any of the transactions contemplated thereby, and (d) the Final Expiration Date (as defined in the Rights Agreement) shall be the first to occur of (i) the moment immediately prior to the time at which the Merger becomes effective or (ii) the close of business on December 16, 2008.

The foregoing description of the First Amendment to the Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the First Amendment, which is filed as Exhibit 4.2 hereto, and is incorporated into this report by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of

Principal Officers

The information set forth under Item 1.01 with respect to Bobby S. Shackouls, the Company’s Chairman of the Board, President and Chief Executive Officer, is incorporated by reference.

Item 8.01 Other Material Events

On March 30, 2006, the Company issued a press release announcing that the Merger was approved at a special meeting of stockholders. A copy of the press issued by the Company is filed herewith as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1
Shareholder Rights Agreement, dated as of December 16, 1998, between Burlington Resources Inc. and Computershare Trust Company, N.A. (the current Rights Agent) (Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on December 18, 1998 is incorporated herein by reference).

4.2
First Amendment, dated March 29, 2006, to the Shareholder Rights Agreement, dated as of December 16, 1998, between Burlington Resources Inc. and Computershare Trust Company, N.A. (Exhibit 4.2 to the Company’s Amendment No. 1 to the Registration Statement on Form 8-A filed on March 30, 2006 is incorporated herein by reference).

10.1	Burlington Resources Inc. 2005 Deferred Compensation Plan, effective January 1, 2005.
10.2	Amendment No. 1 to Burlington Resource Inc. 1992 Performance Share Unit Plan.
10.3	Amendment No. 1 to Burlington Resources Inc. 1997 Performance Share Unit Plan.
10.4	Amendment No. 1 to Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors.
10.5	Amendment No. 1 to Burlington Resources Inc. 2005 Performance Share Unit Plan.

Exhibit No.	Description of Exhibit
10.6	Amendment No. 1 to Amended and Restated Burlington Resources Inc. Executive Change In Control Severance Plan.
10.7	Amendment No. 2 to Burlington Resources Inc. 1994 Restricted Stock Exchange Plan.
10.8	Amendment No. 2 to Burlington Resources Inc. 1998 Employee Phantom Stock Plan.
10.9	Amendment No. 2 to Burlington Resources Inc. Compensation Plan for Non-Employee Directors.
10.10	Amendment No. 2 to Burlington Resources Inc. Deferred Compensation Plan.
10.11	Amendment No. 2 to Burlington Resources Inc. Retirement Income Plan for Directors.
10.12	Amendment No. 3 to Burlington Resources Inc. 2001 Performance Share Unit Plan.
10.13	Amendment No. 3 to Burlington Resources Inc. Incentive Compensation Plan
10.14	Amendment No. 3 to Burlington Resources Inc. Phantom Stock Plan for Non-Employee Directors.
10.15	Amendment No. 4 to Burlington Resources Inc. 1993 Stock Incentive Plan.
10.16	Amendment No. 5 to Burlington Resources Inc. 2002 Stock Incentive Plan.
10.17	Amendment No. 6 to Burlington Resources Inc. Supplemental Benefits Plan.
10.18	Amendment No. 7 to Burlington Resources Inc. 1997 Employee Stock Incentive Plan.
10.19	Amendment to the LL&E Compensatory Benefits and Supplemental Excess Plan.
10.20	Amendment to the LL&E Deferred Compensation Arrangement for Selected Key Employees.
10.21	Amendment No. 1 to Amended and Restated Burlington Resources Inc. Executive Change in Control Severance Plan.
99.1	Press Release of the Company, dated March 30, 2006, announcing stockholder approval of the Merger.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 30, 2006

Burlington Resources Inc.
By: /s/ Frederick J. Plaeger II
Name: Frederick J. Plaeger II Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
4.1
Shareholder Rights Agreement, dated as of December 16, 1998, between Burlington Resources Inc. and Computershare Trust Company, N.A. (the current Rights Agent) (Exhibit 4.1 to the Company’s Registration Statement on Form 8-A filed on December 18, 1998 is incorporated herein by reference).

4.2
First Amendment, dated March 29, 2006, to the Shareholder Rights Agreement, dated as of December 16, 1998, between Burlington Resources Inc. and Computershare Trust Company, N.A. (Exhibit 4.2 to the Company’s Amendment No. 1 to the Registration Statement on Form 8-A filed on March 30, 2006 is incorporated herein by reference).

10.1	Burlington Resources Inc. 2005 Deferred Compensation Plan, effective January 1, 2005.
10.2	Amendment No. 1 to Burlington Resource Inc. 1992 Performance Share Unit Plan.
10.3	Amendment No. 1 to Burlington Resources Inc. 1997 Performance Share Unit Plan.
10.4	Amendment No. 1 to Burlington Resources Inc. 2000 Stock Option Plan for Non-Employee Directors.
10.5	Amendment No. 1 to Burlington Resources Inc. 2005 Performance Share Unit Plan.
10.6	Amendment No. 1 to Amended and Restated Burlington Resources Inc. Executive Change In Control Severance Plan.
10.7	Amendment No. 2 to Burlington Resources Inc. 1994 Restricted Stock Exchange Plan.
10.8	Amendment No. 2 to Burlington Resources Inc. 1998 Employee Phantom Stock Plan.
10.9	Amendment No. 2 to Burlington Resources Inc. Compensation Plan for Non-Employee Directors.
10.10	Amendment No. 2 to Burlington Resources Inc. Deferred Compensation Plan.
10.11	Amendment No. 2 to Burlington Resources Inc. Retirement Income Plan for Directors.
10.12	Amendment No. 3 to Burlington Resources Inc. 2001 Performance Share Unit Plan.
10.13	Amendment No. 3 to Burlington Resources Inc. Incentive Compensation Plan
10.14	Amendment No. 3 to Burlington Resources Inc. Phantom Stock Plan for Non-Employee Directors.
10.15	Amendment No. 4 to Burlington Resources Inc. 1993 Stock Incentive Plan.

Exhibit No.	Description of Exhibit
10.16	Amendment No. 5 to Burlington Resources Inc. 2002 Stock Incentive Plan.
10.17	Amendment No. 6 to Burlington Resources Inc. Supplemental Benefits Plan.
10.18	Amendment No. 7 to Burlington Resources Inc. 1997 Employee Stock Incentive Plan.
10.19	Amendment to the LL&E Compensatory Benefits and Supplemental Excess Plan.
10.20	Amendment to the LL&E Deferred Compensation Arrangement for Selected Key Employees.
10.21	Amendment No. 1 to Amended and Restated Burlington Resources Inc. Executive Change in Control Severance Plan.
99.1	Press Release of the Company, dated March 30, 2006, announcing stockholder approval of the Merger.